UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2005


                            GOLDEN ENTERPRISES, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE
(State or other jurisdiction of          0-4339                 63-0250005
         incorporation)         (Commission File Number)  (IRS Employer ID No.)

One Golden Flake Drive, Birmingham, Alabama                        35205
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (205) 458-7316

                                      N/A
          (Former name or former address, if changed since last report)

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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 7, 2005, Golden Enterprises issued a press release (the "Earnings Press Release") announcing its earnings for the Fourteen Weeks ended March 4, 2005. A copy of the Earnings Press Release is attached as Exhibit 99.1. The Earnings Press Release is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.


            Exhibit No.             Description
            -----------   -------------------------------
            99.1          Press Release dated April 7, 2005


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                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
Dated April 7, 2005

                            GOLDEN ENTERPRISES, INC.

                            By:/s/Patty Townsend
                               -------------------------------
                               Patty Townsend
                               Vice President, CFO & Secretary